UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 14, 2006

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Lifestream Technologies, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	0-29058	82-0487965
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

570 S. Clearwater Loop, Building 1000, Suite D, Post Falls, ID 83854

(Address of principal executive offices) (Zip Code

Registrant’s telephone number, including area code: 208-457-9409

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

The Company entered into a Consulting Agreement with Christopher T. Maus, a director, on April 14, 2006. Mr. Maus will consult with the Company in a business development role, more specifically to head up Strategic Financing and oversight of Product Development, with strategic responsibilities in corporate financing and oversight of the Company’s product offering, as well as other services that may be deemed material to further business development pursuant to the business plan adopted by the Board. Under the Consulting Agreement, Mr. Maus will receive the sum of $11,500.00 per month for his services, which will be payable in two equal payments on the first and fifteenth of each month. The Consulting Agreement shall be for a fixed period beginning April 14, 2006, and ending April 13, 2009. A copy of this agreement is attached as exhibit 99.1.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Christopher Maus resigned as Chairman, President and Chief Executive Officer of Lifestream Technologies effective April 14, 2006. Mr. Maus will continue to serve as a Director on Lifestream’s Board, in addition to acting as a consultant to the Company for financing and strategic business development. Mr. Maus has been Chairman of Lifestream’s Board since its inception.

Effective April 14, 2006, Matt Colbert, Lifestream’s Vice President of Finance, was appointed to serve as Lifestream’s President and Chief Financial Officer. Mr. Colbert is currently a member of Lifestream’s Board of Directors and has been with the Company since 1999.

Also effective April 14, 2006, Edward R. Siemens was appointed Chairman of Lifestream’s Board of Directors. Mr. Siemens is currently a Director on Lifestream’s Board and was previously employed by the Company as its Chief Operating Officer.

Item 8.01

Other Events

On April 14, 2006 Lifestream Technologies, Inc. issued a press release announcing that “Lifestream Received Notice of Allowance from the U.S. Patent and Trademark Office.”  A copy of this press release is attached as exhibit 99.2.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits.

99.1

Consulting Agreement between Lifestream Technologies, Inc., and Christopher T. Maus, dated April 14, 2006.

99.2

Press release dated April 14, 2006 announcing “Lifestream Receives Notice of allowance from the U.S. Patent and Trademark Office.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFESTREAM TECHNOLOGIES, INC.

By:	/s/ MATT COLBERT
Matt Colbert President and Chief Financial Officer

Date:  April 14, 2006